UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 15, 2021
Date of Report (date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001	WK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 15, 2021, J. Stuart Miller notified Workiva Inc. (the “Company”) of his intention to retire from his roles as Executive Vice President and Chief Financial Officer of the Company. Mr. Miller's retirement will be effective as of February 26, 2021.
The Company deeply appreciates Mr. Miller’s service and commitment and wishes him well.
On February 17, 2021, the Company announced that Jill Klindt, age 44, had been appointed Chief Financial Officer of the Company effective February 27, 2021. Ms. Klindt has served as the Company’s Senior Vice President, Treasurer and Chief Accounting Officer since 2017, and will continue in these capacities. Before that, she served as Vice President and Chief Accounting Officer of the Company from 2014 to 2017. Ms. Klindt also served Workiva LLC as Senior Director of Finance and Accounting from 2013 to 2014, Director of Finance and Accounting from 2011 to 2013 and Controller from 2008 to 2011. Prior to joining Workiva, Ms. Klindt served in various accounting and finance roles at Wells Fargo Financial, CitiMortgage, Principal Residential Mortgage and EAI. Ms. Klindt is a CPA (inactive) and holds a B.S. in Accounting from Iowa State University.
In connection with the appointment, the Company will grant Ms. Klindt 2,469 restricted stock units as of March 1, 2021 pursuant to the Workiva Inc. 2014 Equity Incentive Plan, vesting in three equal annual installments commencing on the first anniversary of the grant date, and receive an indication of eligibility for an annual cash incentive award opportunity.
Ms. Klindt does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of February, 2021.

WORKIVA INC.

By:	/s/ Brandon Ziegler
Name:	Brandon Ziegler
Title:	Senior Vice President, General Counsel and Corporate Secretary